Filed Pursuant to Rule 424(b)(3)

Registration No. 333-183946

PROSPECTUS SUPPLEMENT

(to prospectus dated October 4, 2012)

BIOMET, INC.

$775,000,000 10% Senior Notes due 2017

$1,015,000,000 11 5/8% Senior Subordinated Notes due 2017

This prospectus supplement updates and supplements the prospectus dated October 4, 2012.

See the “Risk Factors” section beginning on page 5 of the prospectus for a discussion of certain risks that you should consider before investing in the notes.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus supplement and the accompanying prospectus have been prepared for and may be used by Goldman, Sachs & Co. and any affiliates of Goldman, Sachs & Co. in connection with offers and sales of the notes related to market-making transactions in the notes affected from time to time. Goldman, Sachs & Co. or its affiliates may act as principal or agent in such transactions, including as agent for the counterparty when acting as principal or as agent for both counterparties, and may receive compensation in the form of discounts and commissions, including from both counterparties, when it acts as agents for both. Such sales will be made at prevailing market prices at the time of sale, at prices related thereto or at negotiated prices. We will not receive any proceeds from such sales.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized any person to provide you with any information or represent anything about us or this offering that is not contained in this prospectus supplement and the accompanying prospectus. If given or made, any such other information or representation should not be relied upon as having been authorized by us. This prospectus supplement and the accompanying prospectus does not offer to sell nor ask for offers to buy any of the securities in any jurisdiction where it is unlawful, where the person making the offer is not qualified to do so, or to any person who cannot legally be offered the securities. You should not assume that the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the date on the front cover of this prospectus supplement and the accompanying prospectus or the date of any document incorporated by reference herein.

The date of this prospectus supplement is October 9, 2012.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 4, 2012

LVB ACQUISITION, INC.

BIOMET, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware Indiana	000-54505 001-15601	26-0499682 35-1418342
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

56 East Bell Drive

Warsaw, Indiana 46582

(Address of Principal Executive Offices, Including Zip Code)

(574) 267-6639

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Joinder Agreement

On October 4, 2012, LVB Acquisition, Inc. (“LVB”), Biomet, Inc. (“Biomet”) and certain of its subsidiaries entered into a joinder agreement (the “Joinder”) with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, each lender from time to time party thereto and each of the other parties identified as an “Extending Term Lender” on the signature pages thereto. The Joinder was entered into pursuant to that certain Credit Agreement, dated as of September 25, 2007, as amended and restated by that certain Amendment and Restatement Agreement dated as of August 2, 2012 (the “Amendment”), by and among Biomet, LVB, certain subsidiaries of Biomet, Bank of America, N.A. and each lender from time to time party thereto. The Amendment, among other things, provides Biomet with the ability to request an extension of the scheduled maturity dates of its existing term loans in one or more series of tranches.

By entering into the Joinder, the joining lenders party thereto have agreed to extend the maturity of (i) approximately $392.7 million of Biomet’s U.S. dollar-denominated term loans and (ii) approximately €32.9 million of Biomet’s euro-denominated term loans, to July 25, 2017. The term loans extended pursuant to the Joinder are on terms identical to the terms loans that were extended pursuant to the Amendment. The remaining term loans of the lenders who have not elected to extend their loans will continue to mature on March 25, 2015.

In addition, Biomet is required to pay an extension fee of 0.15% of the aggregate amount of each extending lender’s respective term loans as the effective date of the Joinder.

The foregoing description of the Joinder is not complete and is qualified in its entirety by reference to the full text of such agreement, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference to this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Joinder to Amendment and Restatement Agreement dated as of October 4, 2012, among Biomet, Inc., LVB Acquisition, Inc., Bank of America, N.A., each lender from time to time party thereto and each of the other parties identified as an “Extending Term Lender” on the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

LVB ACQUISITION, INC.

Date: October 9, 2012	By:	/s/ Daniel P. Florin
	Name:	Daniel P. Florin
	Title:	Senior Vice President and Chief Financial Officer

BIOMET, INC.

	By:	/s/ Daniel P. Florin
	Name:	Daniel P. Florin
	Title:	Senior Vice President and Chief Financial Officer

Exhibit 10.1

EXECUTION VERSION

JOINDER TO AMENDMENT AND RESTATEMENT AGREEMENT, dated as of October 4, 2012 (this “Joinder”), among Biomet Inc., an Indiana corporation (the “Borrower”), LVB Acquisition, Inc., a Delaware corporation (“Holdings”), Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, each lender from time to time party thereto and each of the other parties identified as an “Extending Term Lender” on the signature pages hereto (individually, a “Joining Lender” and collectively the “Joining Lenders”).

WHEREAS, the Borrower, Holdings, the Lenders, the Administrative Agent, the Swing Line Lender and L/C Issuer are parties to a Credit Agreement dated as of September 25, 2007, as amended and restated as of August 2, 2012 (as further amended, amended and restated, modified and/or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower;

WHEREAS, the Borrower, Holdings, the Administrative Agent, the Swing Line Lender, the L/C Issuer and certain Lenders are parties to the Amendment and Restatement Agreement, dated as of August 2, 2012 (as amended, amended and restated, modified and/or supplemented from time to time, the “Restatement Agreement”), pursuant to which certain Lenders party thereto, to the extent indicated on their respective signature pages thereto, have extended the scheduled maturity date of all or a portion of their Euro Term B Loans and/or Dollar Term B Loans, namely (x) an Extension Series of Euro Term Loans and (y) an Extension Series of Dollar Term Loans;

WHEREAS, pursuant to Section 2.16(d) of the Credit Agreement, at any time following the establishment of the Euro Term B-1 Loans and the Dollar Term B-1 Loans, the Borrower may offer any Lender of the Euro Term B Loans or Dollar Term B Loans, as applicable, who failed to make an election in respect of the Amendment, the right to convert all or any portion of its Term Loans under the respective Existing Term Loan Tranche into Extended Term Loans under such Term Loan Extension Series on identical terms to those offered to the Lenders who agreed to convert their Term Loans under the Existing Term Loan Tranche into Extended Term Loans in connection with the establishment of the Euro Term B-1 Loans and the Dollar Term B-1 Loans, as applicable, and otherwise subject to the terms and conditions set forth in Section 2.16(d) of the Credit Agreement; provided that any such Lender which agrees to such an extension shall enter into a joinder agreement to the Restatement Agreement in form and substance reasonably satisfactory to the Administrative Agent and executed by such Lender, the Administrative Agent, the Borrower and the other Loan Parties;

WHEREAS, each of the Joining Lenders desires to execute this Joinder in order to satisfy the requirements described in the preceding paragraph and in Section 2.16(d) of the Credit Agreement;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Joinder. (a) By this Joinder, each Joining Lender becomes an Extending Term Lender for all purposes under the Credit Agreement.

(b) By executing this Joinder as an Extending Term Lender, each of the Joining Lenders hereby agrees (i) to the terms of the Restatement Agreement, (ii) on the terms and subject to the conditions set forth in the Restatement Agreement and the Credit Agreement, to extend and convert all or a portion of its existing Euro Term B Loans, in the aggregate amount indicated on its signature page, into Euro Term B-1 Loans and (iii) on the terms and subject to the conditions set forth in the Restatement Agreement and the Credit Agreement, to extend and convert all or a portion of its existing Dollar Term B Loans, in the aggregate amount indicated on its signature page, into Dollar Term B-1 Loans.

SECTION 3. Interest. The Euro Term B-1 Loans established hereby shall initially be in the form of Euro Term Borrowings in the same proportion as the Euro Term Borrowings under the existing Euro Term B-1 Loans and with an Interest for each such Euro Term Borrowing that is coterminous with the Interest Period with respect to the corresponding existing Euro Term Borrowing and with a Eurocurrency Rate for such Euro Term Borrowing equal to the Eurocurrency Rate for the corresponding existing Euro Term Borrowing. The Dollar Term B-1 Loans established hereby shall initially be in the form of Dollar Term Borrowings in the same proportion as the Dollar Term Borrowings under the existing Dollar Term B-1 Loans and with an Interest for each such Dollar Term Borrowing that is coterminous with the Interest Period with respect to the corresponding existing Dollar Term Borrowing and with a Eurocurrency Rate for such Dollar Term Borrowing equal to the Eurocurrency Rate for the corresponding existing Dollar Term Borrowing.

SECTION 4. Fees. The Borrower agrees to pay to the Administrative Agent, as soon as reasonably practicable following the Joinder Effective Date (as defined below), for the account of each Joining Lender, a payment (the “Extension Fee”) in an amount equal to (a) 0.15% of the aggregate amount of each Joining Lender’s respective Term Loans as of the Joinder Effective Date. The Extension Fee shall be payable in Dollars and in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.

SECTION 5. Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Effectiveness. (a) This Joinder shall become effective as of the date (the “Joinder Effective Date”) when each of parties hereto has executed and delivered to the Administrative Agent (or its counsel) a counterpart hereof.

(b) From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a joinder agreement to the Restatement Agreement for all purposes of the Credit Agreement and the other Loan Documents.

(c) Except as expressly supplemented hereby, the Restatement Agreement shall remain in full force and effect.

2

SECTION 7. Miscellaneous. Each of the parties hereto agrees that each of Sections 7 to 10 of the Restatement Agreement will apply mutatis mutandis to this Joinder.

[Remainder of this page intentionally left blank]

3

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be duly executed by their duly authorized officers, all as of the date and year first above written.

BIOMET INC.,

By:	/s/ Daniel P. Florin
	Name:	Daniel P. Florin
	Title:	Senior Vice President and Chief Financial Officer

LBV ACQUISITION INC.,

By:	/s/ Daniel P. Florin
	Name:	Daniel P. Florin
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to Biomet Inc. Joinder to Amendment and Restatement Agreement

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Joinder and agrees to the provisions hereof:

Biolectron, Inc.

Biomet 3i, LLC

Biomet Biologics, LLC

Biomet Europe Ltd.

Biomet Fair Lawn LLC

Biomet Florida Services, LLC

Biomet International Ltd.

Biomet Leasing, Inc.

Biomet Manufacturing Corporation

Biomet Microfixation, LLC

Biomet Orthopedics, LLC

Biomet Sports Medicine, LLC

Biomet Trauma, LLC

Biomet U.S. Reconstruction, LLC

Cross Medical Products, LLC

EBI Holdings, LLC

EBI Medical Systems, LLC

EBI, LLC

Electro-Biology, LLC

Implant Innovations Holdings, LLC

Interpore Cross International, LLC

Interpore Spine Ltd.

Kirschner Medical Corporation

By:	/s/ Daniel P. Florin
	Name:	Daniel P. Florin
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to Biomet Inc. Joinder to Amendment and Restatement Agreement

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and as a Lender

By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Director

Signature Page to Biomet Inc. Joinder to Amendment and Restatement Agreement

EXECUTION VERSION

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

AllianceBernstein Institutional Investments – High Yield Loan Portfolio, [1] as an Extending Term Lender,

By:	/s/ Michael Sohr
Name: Michael Sohr Title: Senior Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

EXECUTION VERSION

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

AMMC CLO V, LIMITED, [1] as an Extending Term Lender,

By:	/s/ Chester M. Eng
Name: Chester M. Eng Title: Senior Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

EXECUTION VERSION

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

AMMC CLO VI, LIMITED, [1] as an Extending Term Lender,

By:	/s/ Chester M. Eng
Name: Chester M. Eng Title: Senior Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

EXECUTION VERSION

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Gulf Stream – Compass CLO 2005-II, Ltd.,[1] as an Extending Term Lender,

By:	/s/ Joe Moroney
Name: Joe Moroney Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

EXECUTION VERSION

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Gulf Stream – Compass CLO 2007-II, Ltd.,[1] as an Extending Term Lender,

By:	/s/ Joe Moroney
Name: Joe Moroney Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

EXECUTION VERSION

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Gulf Stream – Sextant CLO 2006-1, Ltd.,[1] as an Extending Term Lender,

By:	/s/ Joe Moroney
Name: Joe Moroney Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

EXECUTION VERSION

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Gulf Stream – Sextant CLO 2007-1, Ltd.,[1] as an Extending Term Lender,

By:	/s/ Joe Moroney
Name: Joe Moroney Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

EXECUTION VERSION

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Gulf Stream – Sextant CLO 2007-1, Ltd., [1] as an Extending Term Lender,

By:	/s/ Joe Moroney
Name: Joe Moroney Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

EXECUTION VERSION

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Stone Tower CLO IV Ltd., [1] as an Extending Term Lender,

By:	/s/ Joe Moroney
Name: Joe Moroney Title: Authorized Signatory

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☒ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

EXECUTION VERSION

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BANK OF AMERICA, N.A., as an Extending Term Lender,

By:	/s/ Meredith R. Smith
Name: Meredith R. Smith Title: Vice President

For Extensions of existing Dollar Term Loans:

$ 2,600,000.00 (if less than all Dollar Term Loans are being converted); or

☐ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Allied World Assurance Company, Ltd, as an Extending Term Lender,

By:	/s/ C Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

JPMBI re Blackrock BankLoan Fund, as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BlackRock Floating Rate Income Trust, as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BlackRock Defined Opportunity Credit Trust, as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BMI-CLO-1, as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BlackRock Funds II BlackRock Floating Rate Income Portfolio, as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BlackRock Senior Income Series IV, as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BlackRock Senior Income Series V Limited as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BlackRock Diversified Income Strategies Fund, Inc., as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BlackRock Floating Rate Income Strategies Fund, Inc., as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BlackRock Floating Rate Income Strategies Fund II, Inc., as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Ironshore Inc., as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Magnetite VI, Limited,
as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
	Name:	C. Adrian Marshall
	Title:	Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Permanens Capital L.P.,
as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
	Name:	C. Adrian Marshall
	Title:	Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BlackRock Senior Floating Rate Portfolio,
as an Extending Term Lender,

By:	/s/ C. Adrian Marshall
	Name:	C. Adrian Marshall
	Title:	Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

[BNP Paribas],[1] as an Extending Term Lender,

By:	/s/ Christopher Tice
Name: Christopher Tice Title: Managing Director

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Barclays Bank PLC,
as an Extending Term Lender,

By:	/s/ Aileen Montana
	Name:	Aileen Montana
	Title:	Vice President

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BLACKSTONE SPECIAL FUNDING (IRELAND)

By:	GSO Capital Partners LP, as Manager, [1]
as an Extending Term Lender,

By:	/s/ Marisa Beeney
Name: Marisa Beeney Title: Authorized Signatory

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ 7,000,000.00 (if less than all Dollar Term Loans are being converted); or

☐ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

BATTALION CLO 2007-I, LTD., [1] as an Extending Term Lender,

By:	BRIGADE CAPITAL MANAGEMENT LLC
As Collateral Manager

By:	/s/ Peter Park
Name: Peter Park Title: Associate

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

JP Morgan Chase Retirement Plan/Brigade, [1] as an Extending Term Lender,

By:	BRIGADE CAPITAL MANAGEMENT LLC
As Investment Manager

By:	/s/ Peter Park
Name: Peter Park Title: Associate

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Apidos CDO IV, as an Extending Term Lender,

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Apidos CDO V, as an Extending Term Lender,

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Apidos Cinco CDO, as an Extending Term Lender,

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Apidos CLO IX, as an Extending Term Lender,

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Apidos CLO VIII, as an Extending Term Lender,

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Apidos Quattro CDO, as an Extending Term Lender,

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

San Gabriel CLO I LTD, as an Extending Term Lender,

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Sierra CLO II LTD, as an Extending Term Lender,

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Carlyle Arnage CLO. Ltd., as an Extending Term Lender, [1]

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Carlyle Azure CLO, Ltd., [1] as an Extending Term Lender,

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Carlyle High Yield Partners VII, Ltd, [1] as an Extending Term Lender,

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Carlyle Veyron CLO, Ltd., [1] as an Extending Term Lender,

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Mountain Capital CLO IV Ltd.,[1] as an Extending Term Lender,

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Ameriprise Financial, Inc,[1] as an Extending Term Lender,

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Cent CDO 10 Limited,[1] as an Extending Term Lender,

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Centurion CDO 8 Limited,[1] as an Extending Term Lender,

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Cheyne Credit Opportunity CDO I BV, as an Extending Term Lender,

By:	Cheyne Capital Management (UK) LLP acting in its capacity as investment manager of Cheyne Credit Opportunity CDO I BV

By:	/s/ Anooj Unarket
Name: Anooj Unarket Title: Authorized Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☐ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☒ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

DUANE STREET CLO III, LTD.

By: Citigroup Alternative Investments LLC, as Collateral Manager,

as an Extending Term Lender,

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon Title: Director

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

REGATTA FUNDING LTD.,

By: Citi Alternative Investments LLC, attorney-in-fact,

as an Extending Term Lender,

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon Title: Director

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Citibank N.A.,
as an Extending Term Lender,

By:	/s/ Scott R. Evan
Name: Scott R. Evan Title: Attorney-in-fact

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Clavos Euro CDO Limited,
as an Extending Term Lender,

By:	/s/ Mathias Muller
Name: Mathias Muller Title: Authorised Signatory

[By:	/s/ Cornelis van den Ouweland
Name: Cornelis van den Ouweland Title:] Authorised Signatory

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☐ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☒ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Ameriprise Certificate Company,
as an Extending Term Lender,

By:	/s/ Thomas W. Murphy
Name: Thomas W. Murphy Title: Vice President - Investments

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

CRATOS CLO I LTD,
as an Extending Term Lender,

By:	Cratos CDO Management, LLC As Attorney-in-Fact

By:	JMP Credit Advisors LLC Its Manager

By:	/s/ Renee Lefebvre
Name: Renee Lefebvre Title: Managing Director

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Columbia Funds Variable Series Trust – Variable Portfolio – Eaton Vance Floating-Rate Income Fund,

as an Extending Term Lender,

By: Advisor	Eaton Vance Management as Investment Sub-

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Eaton Vance Floating-Rate Income Trust, [1]

as an Extending Term Lender,

By: Advisor	Eaton Vance Management as Investment

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Eaton Vance Institutional Senior Loan Fund, [1]

as an Extending Term Lender,

By: Advisor	Eaton Vance Management as Investment

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Eaton Vance Limited Duration Income Fund, [1]

as an Extending Term Lender,

By: Advisor	Eaton Vance Management as Investment

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Eaton Vance Senior Floating-Rate Trust,[1] as an Extending Term Lender,

By:	Eaton Vance Management as Investment
Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Eaton Vance Senior Income Trust,[1] as an Extending Term Lender,

By:	Eaton Vance Management as Investment
Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Eaton Vance Short Duration Diversified Income Fund,[1] as an Extending Term Lender,

By:	Eaton Vance Management as Investment
Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Eaton Vance VT Floating-Rate Income Fund,[1] as an Extending Term Lender,

By:	Eaton Vance Management as Investment
Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Grayson & Co,[1] as an Extending Term Lender,

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

MET Investors Series Trust – Met/Eaton Vance Floating Rate Portfolio,[1] as an Extending Term Lender,

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Pacific Life Funds-PL Floating Rate Loan Fund, [1] as an Extending Term Lender,

By:	Eaton Vance Management as Investment Sub-
Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Pacific Select Fund Floating Rate Loan Portfolio, [1] as an Extending Term Lender,

By:	Eaton Vance Management as Investment Sub-
Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Senior Debt Portfolio, [1] as an Extending Term Lender,

By:	Boston Management and Research as
Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, [1] as an Extending Term Lender,

By:	/s/ Joseph Zambello
Name: Joseph Zambello Title: Deputy Treasurer

For Extensions of existing Dollar Term Loans:

$ 10,000,000 (if less than all Dollar Term Loans are being converted); or

☐ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Goldman Sachs Lending Partners, LLC, [1] as an Extending Term Lender,

By:	/s/ Sean Meeker
Name: Sean Meeker Title: Authorized Signatory

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ 5,000,000.00 (if less than all Dollar Term Loans are being converted); or

☐ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

GILLESPIE CLO, PLC, [1] as an Extending Term Lender,

By:	/s/ Philippe de Nercy
Name: Philippe de Nercy Title: Head of the Leveraged Funds Group

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☐ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☒ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Phoenix CLO I, LTD.

By:	ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO II, LTD.

By:	ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO III, LTD.

By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO I, LTD.

By:	ING Investment Management Co. LLC,
as its investment manager

ING Investment Management CLO II, LTD.

By:	ING Investment Management Co. LLC,
as its investment manager

ING IM CLO 2011-1, Ltd.

By:	ING Alternative Asset Management LLC,
as its portfolio manager

as an Extending Term Lender,

By:	/s/ Michel Prince
Name: Michel Prince Title: SVP

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

LATITUDE CLO I, LTD, [1] as an Extending Term Lender,

By:	/s/ Kirk Wallace
Name: Kirk Wallace Title: Senior Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Mizuho Corporate Bank, Ltd, as an Extending Term Lender,

By:	/s/ James Fayen
Name: James Fayen Title: Deputy General Manager

For Extensions of existing Dollar Term Loans:

$ $1,160,264.12 (if less than all Dollar Term Loans are being converted); or

☐ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

New York Life Insurance and Annuity Corporation		New York Life Insurance Company,
as an Extending Term Lender,

By:	New York Life Investment Management LLC,	By:	/s/ Jeanne Cruz
	Its Investment Manager		Name: Jeanne M. Cruz Title: Corporate Vice President

By:	/s/ Jeanne Cruz
Name: Jeanne M. Cruz Title: Director

NYLIM Flatiron CLO 2005-1 Ltd.		For Extensions of existing Dollar Term Loans:

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact	$ (if less than all Dollar Term Loans are being converted); or

By:	/s/ Jeanne Cruz	☒ Entire Amount (check box if all Dollar Term Loans are being converted)
Name: Jeanne M. Cruz Title: Director

NYLIM Flatiron CLO 2006-1 Ltd.		For Extensions of existing Euro Term Loans:

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact	€ (if less than all Euro Term Loans are being converted); or

By:	/s/ Jeanne Cruz	☐ Entire Amount (check box if all Euro Term Loans are being converted)
Name: Jeanne M. Cruz Title: Director
Flatiron CLO 2007-1 Ltd.,

		By:	New York Life Investment Management LLC, As Collateral Manager and Attorney-In-Fact

		By:	/s/ Jeanne Cruz
Name: Jeanne M. Cruz Title: Director

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

MainStay Floating Rate Fund,		[____],
A series of Mainstay Funds Trust		as an Extending Term Lender,

By:	New York Life Investment Management LLC,	By:
	Its Investment Manager		Name:
Title:
By:	/s/ Jeanne Cruz
Name: Jeanne M. Cruz Title: Director

MainStay VP Floating Rate Portfolio A series of MainStay VP Funds Trust		For Extensions of existing Dollar Term Loans:

By:	New York Life Investment Management LLC, its Investment Manager	$ (if less than all Dollar Term Loans are being converted); or

By:	/s/ Jeanne Cruz	☒ Entire Amount (check box if all Dollar Term Loans are being converted)
Name: Jeanne M. Cruz Title: Director

SILVERADO CLO 2006-II Limited		For Extensions of existing Euro Term Loans:

By:	New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact	€ (if less than all Euro Term Loans are being converted); or

By:	/s/ Jeanne Cruz	☐ Entire Amount (check box if all Euro Term Loans are being converted)
Name: Jeanne M. Cruz Title: Director
Flatiron CLO 2011-1 Ltd.

		By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

		By:	/s/ Jeanne Cruz
Name: Jeanne M. Cruz Title: Director

80

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

ORIX Corporate Capital Inc., as an Extending Term Lender,

By:	/s/ Christopher L. Smith
Name: Christopher L. Smith Title: Senior Managing Director

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

81

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Oak Hill Credit Partners IV, Limited,[1] as an Extending Term Lender,

By:	Oak Hill CLO Management IV, LLC, as Investment Manager

By:	/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Future Fund Board of Guardians,[1] as an Extending Term Lender,

By:	Oak Hill Advisors, L.P., as its Investment Advisor

By:	/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Oregon Public Employees Retirement Fund,[1] as an Extending Term Lender,

By:	Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

PIMCO Funds: PIMCO Senior Floating Rate Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For Extensions of existing Dollar Term Loans:

$ 12,787,192.63 (if less than all Dollar Term Loans are being converted); or

☐ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

PIMCO Funds: Private Account Portfolio Series Senior Floating Rate Portfolio

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

PIMCO Cayman Bank Loan Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Portola CLO, Ltd.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong Title: Executive Vice President

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Prudential Insurance Company of America, as an Extending Term Lender,

By:	Prudential Investment Management, Inc. as
Investment Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Prudential Retirement Insurance and Annuity Company, as an Extending Term Lender,

By:	Prudential Investment Management, Inc.
as Investment Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

The Royal Bank of Scotland plc,[1] as an Extending Term Lender,

By:	/s/ Ross Van Beurden
Name: Ross Van Beurden Title:

By:	/s/ Sam Bruce
Name: Sam Bruce Title:

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☐ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ 4,027,884.39 (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

WM Pool – Fixed Interest Trust No. 7,[1]

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Teachers’ Retirement System of Lousiana (Shenkman – BANK LOAN ACCOUNT),[1]

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein Title: Chief Operating Officer

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Symphony CLO I, LTD.,[1] as an Extending Term Lender,

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Symphony CLO VI, Ltd.,[1] as an Extending Term Lender,

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

T. Rowe Price Institutional Floating Rate Fund,[1] as an Extending Term Lender,

By:	/s/ Brian Burns
Name: Brian Burns Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:[2]

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[2]	Post payment position in Dollar Term Loan B is $4,937,625.00

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

ACE American Insurance Company,[1] as an Extending Term Lender,

By:	T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns Title: Vice President

[By:
Name: Title:]

For Extensions of existing Dollar Term Loans:[2]

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[2]	Post payment position in Dollar Term Loan B is $448,875.00

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

TRS HY Fnds LLC

By:	Deutsche Bank AG Cayman Islands Branch

By:	DB Services New Jersey, Inc., [1]
as an Extending Term Lender,

By:	/s/ Angeline Quintana
Name: Angeline Quintana Title: Assistant Vice President

By:	/s/ Deirdre Cesario
Name: Deirdre Cesario Title: Assistant Vice President

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

[Joinder to the Amendment and Restatement Agreement]

Lender Signature Page to the Joinder to Amendment and Restatement Agreement

The undersigned hereby consents to the terms of the Joinder and the Restatement Agreement and, to the extent indicated below, submits the amount indicated below of its outstanding (i) Euro Term Loans for conversion to Euro Term B-1 Loans and (ii) Dollar Term Loans for conversion to Dollar Term B-1 Loans (it being understood that if the Lender has not made an election below, it will be deemed to have declined to convert any of its Term Loans).

Victoria Court CBNA Loan Funding LLC, [1] as an Extending Term Lender,

By:	/s/ Adam Kaiser
Name: Adam Kaiser Title: Attorney-In-Fact

For Extensions of existing Dollar Term Loans:

$ (if less than all Dollar Term Loans are being converted); or

☒ Entire Amount (check box if all Dollar Term Loans are being converted)

For Extensions of existing Euro Term Loans:

€ (if less than all Euro Term Loans are being converted); or

☐ Entire Amount (check box if all Euro Term Loans are being converted)

[1]	For Lenders that are funds managed by a common investment adviser, a separate signature page must be completed for each such fund.

Signature Page to Biomet Inc. Joinder to Amendment and Restatement Agreement